UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2004

PROVIDENT FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

830 Bergen Avenue, Jersey City, New Jersey	07306-4599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 333-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 28 and 29, 2004, Provident Financial Services, Inc. (the “Company”) will meet with and make a presentation to various investors in Michigan, Wisconsin and Illinois. The Company will make a copy of the presentation available to the investors attending the presentation meetings. The presentation discusses the Company’s historic performance.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Slide presentation to be made at investor meetings on September 28 and 29, 2004, which may be made available in paper copy to individuals attending the meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: September 27, 2004	By:	/s/ Paul M. Pantozzi
Paul M. Pantozzi Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99	Slide presentation to be made at investor meetings on September 28 and 29, 2004 , which may be made available in paper copy to individuals attending the meetings.